SUPPLEMENTAL AGREEMENT



          SUPPLEMENTAL AGREEMENT made as of January 5, 1994, by

and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a

corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and EUGENE P. BEARD (hereinafter referred to as "Executive"):


                       W I T N E S S E T H


          WHEREAS, the Corporation and Executive are parties to

an Employment Agreement made as of January 1, 1983, as amended by

Supplemental Agreements dated as of February 19, 1985, September

24, 1985, March 1, 1986, January 4, 1988, January 1, 1990, May

15, 1990, March 1, 1991, October 1, 1991 and January 1, 1994

(hereinafter referred to collectively as the "Employment

Agreement"); and


          WHEREAS, the Corporation and Executive desire to amend

the Employment Agreement;


          NOW, THEREFORE, in consideration of the mutual promises

herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:


          1.   Section 3.04 of the Employment Agreement is hereby

               deleted in its entirety effective January 5, 1994

               and the following substituted therefor:


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          "3.04   If Executive dies while employed by the

Corporation, while receiving payments hereunder, or while

receiving payments in accordance with the provisions of

subdivision (ii) of Section 4.01, any amount payable in

accordance with the provisions of Section 3.03 shall be paid to his spouse or, if she predeceases him, to the Executor of the

Will or the Administrator of the Estate of Executive."


          2.   Except as hereinabove amended, the Employment

Agreement shall continue in full force and effect.

          3.   This Supplemental Agreement shall be governed by

the laws of the State of New York.

                         THE INTERPUBLIC GROUP OF COMPANIES, INC.

                         By  C. KENT KROEBER


                         ___________________________________
                                    Eugene P. Beard








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